SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 21, 2003


                          ClearOne Communications, Inc.
                          ----------------------------

             (Exact Name of Registrant as Specified in its Charter)

            UTAH                     0-17219                87-0398877
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(State or Other Jurisdiction       (Commission             (IRS Employer
      of Incorporation             File Number)         Identification Number)


                  1825 Research Way, Salt Lake City, Utah 84119
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (801) 975-7200
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)


                 ----------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                          ClearOne Communications, Inc.

                                    Form 8-K

Item 5.  Other Events.

On January 15, 2003, ClearOne Communications, Inc. issued a press release reporting that, on that date, the U.S. Securities and Exchange Commission filed a complaint in United States District Court against ClearOne Communications, Inc., Francis Flood, ClearOne's CEO, and Susie Strom, ClearOne's CFO, alleging violations of federal securities laws.

An additional press release was issued on January 21, 2003, announcing that ClearOne had postponed its second quarter earnings release previously scheduled for January 23, 2003, as a result of the SEC complaint that alleges improper revenue recognition from sales to distributors. The press release also stated that, at this time, ClearOne's financial statements for the fiscal years ended June 30, 2001 and June 30, 2002, and for the quarters ended March 31, 2001, through and including September 30, 2002 are under review. Investment decisions should not be made based on these financial statements, the auditors report thereon included in the company's Annual Report as filed on Form 10K, or on the guidance given by ClearOne on October 23, 2002, for the fiscal year ending June 23, 2003.

The January 21, 2003 press release also reported that Greg Rand, ClearOne's Chief Operations Officer, and Mike Keogh, ClearOne's Chief Strategy Officer, assumed the joint duties of acting co-chief executive officers, temporarily replacing Fran Flood, on January 18, 2003. Susie Strohm was also temporarily relieved of her duties as CFO. The company is seeking an interim chief financial officer, and in the meantime, members of ClearOne's accounting and treasury staff, acting under the direction of Rand and Keogh and the supervision of an independent accounting firm, will take on the duties previously performed by the CFO.

The January 15, 2003 press release is attached as Exhibit 99.1 to this Report on Form 8K and is incorporated by reference herein. The press release of January 21, 2003 is attached as Exhibit 99.2 and is also incorporated by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            Exhibit No.    Description
            -----------    -----------

            99.1           Press Release issued by ClearOne on January 15, 2003.

            99.2           Press Release issued by ClearOne on January 21, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CLEARONE COMMUNICATIONS, INC.


January 21, 2003                       /s/ Greg Rand
                                       -----------------------------------------
                                       By:  Greg Rand
                                       Title:  Acting Co-Chief Executive Officer


                                       /s/ Mike Keough
                                       -----------------------------------------
                                       By:  Mike Keogh
                                       Title:  Acting Co-Chief Executive Officer

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                                  EXHIBIT INDEX

         Exhibit No.    Description
         -----------    -----------

           99.1         Press release dated January 15, 2003
           99.2         Press release dated January 21, 2003